GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description		Value

Private Real Estate Investment Trusts & Private Investment Funds – 62.2%(a)
Ares Real Estate Enhanced Income Fund, LP		$ 7,155,630
Ares US Real Estate Fund IX, LP		7,081,914
Bain Capital Real Estate Fund I-B, LP		8,418,148
Brookfield Premier Real Estate Partners, LP		20,779,936
Brookfield Real Estate Finance Fund V, LP		10,039,577
Carlyle Property Investors, LP		24,485,816
CBRE U.S. Core Partners, LP		25,559,342
Clarion Partners Debt Investment Fund, LP		6,661,978
Clarion Ventures 4, LP		7,992,400
Greystart Student Housing Growth and Income Fund		21,835,524
Harrison Street Core Property Fund, LP		17,519,136
Heitman Core Real Estate Debt Income Trust, LP		16,580,069
Manulife US REIT		12,766,165
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP		9,938,232
Oaktree Global Credito FIC FIM		45,963,153
Prologis Targeted U.S. Logistics Holdings II, LP		18,491,858
RealTerm Logistics Income Fund		25,539,459
Sculptor Real Estate Credit Fund, LP		12,067,836
Sentinel Real Estate Fund		5,085,129
TA Realty Core Property Fund, LP		41,763,597
The Trumbull Property Fund, LP		5,694,308
Truman 2016 SC5, LLC		149,905
Voya Commercial Mortgage Lending Fund, LP		5,441,221

TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (Cost $322,400,693)		$357,010,333

Shares	Description	Value

Common Stocks – 34.3%
Equity Real Estate Investment Trusts (REITs) – 24.9%
40,288	Alexandria Real Estate Equities, Inc. REIT	$ 5,842,969
44,363	American Tower Corp. REIT	11,338,739
246,418	Americold Realty Trust, Inc. REIT	7,402,397
55,552	AvalonBay Communities, Inc. REIT	10,790,976
38,209	Camden Property Trust REIT	5,138,346
271,206	CubeSmart REIT	11,585,920
113,223	Duke Realty Corp. REIT	6,221,604
12,902	Equinix, Inc. REIT	8,476,872
155,447	Equity LifeStyle Properties, Inc. REIT	10,954,350
39,640	Essex Property Trust, Inc. REIT	10,366,257
307,991	Invitation Homes, Inc. REIT	10,958,320
44,651	Public Storage REIT	13,961,028
115,724	Ryman Hospitality Properties, Inc. REIT*	8,798,496
41,820	Sun Communities, Inc. REIT	6,664,435
494,065	VICI Properties, Inc. REIT	14,718,196

		143,218,905

Shares	Description		Value

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 9.4%
847,195	Angel Oak Mortgage, Inc. REIT		$ 10,979,647
724,584	Apollo Commercial Real Estate Finance, Inc. REIT		7,564,657
92,506	KKR Real Estate Finance Trust, Inc. REIT		1,614,230
950,747	Ladder Capital Corp. REIT		10,020,873
652,850	PennyMac Mortgage Investment Trust REIT		9,028,916
799,843	Redwood Trust, Inc. REIT		6,166,790
973,231	TPG RE Finance Trust, Inc. REIT		8,768,811

			54,143,924

TOTAL COMMON STOCKS (Cost $223,330,306)			$197,362,829

Shares	Description	Dividend Rate	Value

Preferred Stocks – 4.3%
Mortgage Real Estate Investment Trusts (REITs) – 2.5%
72,971	Annaly Capital Management, Inc., Series F	6.95%	$ 1,631,631
81,652	MFA Financial, Inc., Series C	6.50	1,502,397
81,155	New Residential Investment Corp., Series B	7.13	1,726,978
76,231	New Residential Investment Corp., Series A	7.50	1,649,639
77,122	PennyMac Mortgage Investment Trust, Series B	8.00	1,703,625
72,142	PennyMac Mortgage Investment Trust, Series A	8.13	1,552,496
79,349	Two Harbors Investment Corp., Series B	7.63	1,748,852
131,094	Two Harbors Investment Corp., Series A	8.13	3,012,540

			14,528,158

Real Estate Management & Development – 1.8%
144,539	Digitalbridge Group, Inc., Series H	7.13	3,124,716
195,147	DigitalBridge Group, Inc., Series J	7.13	4,205,418
124,939	DigitalBridge Group, Inc., Series I	7.15	2,686,189

			10,016,323

TOTAL PREFERRED STOCKS (Cost $27,425,046)			$ 24,544,481

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Public Non-Traded Real Estate Investment Trusts – 0.1%(a)(b)
168,566	NorthStar Healthcare Income, Inc.
(Cost $1,592,486)		$ 549,238

Shares	Dividend Rate	Value

Investment Company – 4.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
23,550,249	1.367%	$ 23,550,249
(Cost $23,550,249)

TOTAL INVESTMENTS – 105.0% (Cost $598,298,780)		$603,017,130

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.0)%		(28,799,421)

NET ASSETS – 100.0%		$574,217,709

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $357,559,571, which represents approximately 62.3% of net assets as of June 30, 2022. See additional details below:

Security	Date(s) of Purchase	Cost
Ares Real Estate Enhanced Income Fund, LP	10/31/19-11/24/20	$7,144,720
Ares US Real Estate Fund IX, LP	09/19/19-12/01/21	6,575,765
Bain Capital Real Estate Fund I-B, LP	12/18/19-12/09/21	4,583,403
Brookfield Premier Real Estate Partners, LP	10/01/19-12/20/21	16,000,000
Brookfield Real Estate Finance Fund V, LP	10/03/19-03/28/22	11,068,189
Carlyle Property Investors, LP	10/01/19-04/01/20	17,243,381
CBRE U.S. Core Partners, LP	03/30/22	25,000,000
Clarion Partners Debt Investment Fund, LP	02/14/17-03/30/22	6,141,650
Clarion Ventures 4, LP	07/01/16-07/10/19	8,817,572
Greystart Student Housing Growth and Income Fund	01/04/22	20,169,496
Harrison Street Core Property Fund, LP		17,500,000
Heitman Core Real Estate Debt Income Trust, LP	07/27/17-11/13/17	16,702,937
Manulife US REIT		12,500,000
NorthStar Healthcare Income, Inc.	11/27/13-03/12/15	1,592,486
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10/01/19-03/23/22	10,000,004
Oaktree Global Credito FIC FIM	10/07/21-03/31/22	40,000,000
Prologis Targeted U.S. Logistics Holdings II, LP	01/03/20-07/15/20	10,095,637
RealTerm Logistics Income Fund		25,159,379
Sculptor Real Estate Credit Fund, LP	01/21/20-03/31/22	12,341,382
Sentinel Real Estate Fund		4,968,944
TA Realty Core Property Fund, LP	01/04/22-03/21/22	39,862,991
The Trumbull Property Fund, LP	01/04/16-10/01/18	5,128,879
Truman 2016 SC5, LLC	10/21/19	–
Voya Commercial Mortgage Lending Fund, LP	10/11/19-12/30/19	5,396,364
Total		$323,993,179

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
REIT	— Real Estate Investment Trust

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2022

Ares Real Estate Enhanced Income Fund, LP	$7,155,630	Quarterly	90	$—
Ares US Real Estate Fund IX, LP	7,081,914	N/R	N/R	1,926,408
Bain Capital Real Estate Fund I-B, LP	8,418,148	N/R	N/R	3,461,476
Brookfield Premier Real Estate Partners, LP	20,779,936	Quarterly	90	2,000,000
Brookfield Real Estate Finance Fund V, LP	10,039,577	N/R	N/R	10,258,634
Carlyle Property Investors, LP	24,485,816	Quarterly	90	—
CBRE U.S. Core Partners, LP	25,559,342	0	0	—
Clarion Partners Debt Investment Fund, LP	6,661,978	N/R	N/R	4,941,864
Clarion Ventures 4, LP	7,992,400	N/R	N/R	963,242
Greystart Student Housing Growth and Income Fund	21,835,524	0	0	—
Harrison Street Core Property Fund, LP	17,519,136	0	0	—
Heitman Core Real Estate Debt Income Trust, LP	16,580,069	Quarterly	90	—
Manulife US REIT	12,766,165	0	0	—
NorthStar Healthcare Income, Inc.	549,238	N/R	N/R	—
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	9,938,232	Quarterly	45	2,907,920
Oaktree Global Credito FIC FIM	45,963,153	N/R	N/R	—
Prologis Targeted U.S. Logistics Holdings II, LP	18,491,858	Quarterly	90	—
RealTerm Logistics Income Fund	25,539,459	0	0	—
Sculptor Real Estate Credit Fund, LP	12,067,836	N/R	N/R	6,353,264
Sentinel Real Estate Fund	5,085,129	0	0	—
TA Realty Core Property Fund, LP	41,763,597	0	0	—
The Trumbull Property Fund, LP	5,694,308	Quarterly	60	—
Truman 2016 SC5, LLC	149,905	N/R	N/R	—
Voya Commercial Mortgage Lending Fund, LP	5,441,221	Quarterly	90	—

N/R - Not Redeemable

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2022 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2022 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Options Contracts — When the Fund writes call or put options contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call or put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

Public Non-Traded REITs — Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”) do not report NAVs on a timely basis and therefore cannot be valued using the practical expedient methodology. GSAM determines the fair value of Public Non-Traded REITs by adjusting the most recent NAV for each Public Non-Traded REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

C. Other Fair Valuation Investments — Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2022 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2022:

The table below sets forth information about the levels within the fair value hierarchy at which the investments are measured at June 30, 2022:

	Fair Value as of June 30, 2022

Assets	Level 1	Level 2	Level 3	Total
Direct Investments
North America	$197,362,829	$24,544,481	$549,238	$222,456,548
Investment Company	23,550,249	—	—	23,550,249

Subtotal	$220,913,078	$24,544,481	$549,238	$246,006,797
Direct Investments measured at NAV				357,010,333

Total				$603,017,130

The relevant proxies are comprised of comparable real estate investments and/or related metrics. For further information regarding security characteristics, see the Consolidated Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2022 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular subindustries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Option Writing Risk — Writing (selling) call options limits the opportunity to profit from an increase in the market value of securities in exchange for up-front cash at the time of selling the call option. When the Fund writes (sells) call options on securities, it receives cash but limits its opportunity to profit from an increase in the market value of the applicable security beyond the exercise price (plus the premium received) of the option. In a rising market, the Fund could significantly underperform the market. Such underperformance may be more pronounced to the extent that the call option’s underlying security sharply increases prior to the expiration of the option. The Fund’s option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in its NAV.

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and the Investment Adviser’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2022 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Repurchase Offers Risk — The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.